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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 16, 2004


                         NEW YORK MORTGAGE TRUST, INC.
             (Exact name of registrant as specified in its charter)



         Maryland                 001-32216                47-0934168
         --------                 ----------               ----------
 (State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)            File Number)          Identification No.)


                          1301 Avenue of the Americas
                           New York, New York  10019
                            (Address and zip code of
                          principal executive offices)


       Registrant's telephone number, including area code: (212) 634-9400
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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)  Exhibits.

        Exhibit 99.1 Press Release announcing the Registrant's earnings for the three and six months ended June 30, 2004, dated August 16, 2004.

Item 12.   Results of Operations and Financial Condition.

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by New York Mortgage Trust, Inc. (the "Company") pursuant to
Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's financial condition and results of operations as of, and for the three and six months ended, June 30, 2004.

On August 16, 2004, the Company issued a press release announcing its operating results for the three and six months ended June 30, 2004. A copy of the release is being furnished as Exhibit 99.1 to this Current report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   NEW YORK MORTGAGE TRUST, INC.
                                   (Registrant)


Date:  August 16, 2004             By:    /s/ Michael I. Wirth
                                       ----------------------------------------
                                          Michael I. Wirth
                                          Executive Vice President
                                          and Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit        Description
-------        -----------


99.1 Press Release announcing the Registrant's earnings for the three and six months ended June 30, 2004, dated August 16, 2004.